Abraxas Petroleum Corporate Update September 2013 Exhibit 99.2

* The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals. Forward-Looking Statements

* I. Abraxas Petroleum Overview

Corporate Profile

NASDAQ: AXAS

Headquarters........................	San Antonio	EV/BOE[1,2,3]	$13.66
Employees..............................	105	Proved Reserves[4]	24.8 mmboe
		% Oil/Liquids.................	~65%
Shares outstanding[1]	93.3 mm	% Proved developed.....	~55%
Market cap[2]	$235 mm	Production[3]	4,109 boepd
Bank debt[2]	$92 mm	R/P Ratio[4]	16.5x
PV-10[5]	$298 mm	2013E CAPEX...........................	$85mm

(1) *Fully Diluted as of 6/30/13*
(2) *As of August 31, 2013*
(3) *As of June 30, 2013*
(4) *Net proved reserves as of June 30, 2013. Annualized daily net production for the quarter ended June 30, 2013*
(5) *Net proved reserves as of June 30, 2013. Uses SEC TTM average pricing of $92.79/bbl and $3.50/mcf*

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* Exposure to "core" acreage in U.S. oil resource plays Significant, low-cost exposure to other emerging NAM oil resource plays Premier Position Value + Growth Low decline legacy production provides solid foundation “Manufacturing” model in repeatable resource plays leads to visible growth Proven Operator Deep technical and geological / geophysical staff Company owned rig in Bakken + pad drilling = efficient, low cost operator Oil Weighted 65% crude oil and liquids weighted by reserves(1) Nearly 100% of 2013E capital directed towards growing production from oil resource plays On reserve basis as of 6/30/12. Experienced Leadership Senior management with 32 average years of industry experience Highly qualified directors with significant energy industry and board experience Abraxas Highlights

* Proved Reserves(1) – 24.8 mmboe Production(2) – 4,109 boepd Net proved reserves as of June 30, 2013. Daily net production for the quarter ended June 30, 2013 Reserve Mix(1) Revenue By Production Stream Reserve / Production Summary High-quality, Long-Lived, Oil Weighted Assets

* Includes AXAS’ share of Blue Eagle’s production (50% in Q1 and Q2 2011, 41% in Q3 2011 and 35% in Q4 2011, Q1 2012 and Q2 2012) (Boepd) Oil/NGL % 43% 44% 48% 48% 52% 53% 53% 54% 58% 60% 61% Production Net to AXAS(1) 57% Liquids Growth 1Q11-2Q13 Refocusing on Oil and Liquids

High Quality Assets

ABRAXAS



Williston:
Bakken / Three Forks
Powder River Basin:
Niobrara, Turner
Uinta / Wind River /
Green River Dry Gas
CBP: Conventional
Delaware Basin:
Montoya/Devonian/Miss Gas,
Shallow Oil, Emerging Hz. Oil
WolfBone
Midland/Eastern Shelf:
Emerging Cline, Wolfcamp
Eagle Ford Shale

Abraxas Petroleum Corporation	
Proved Reserves (mmboe)[1]:	24.8
▪ Proved Developed[1]:	55%
▪ Liquids[1]:	65%

Alberta, Canada



Eastern Shale
Basin: Duvernay
Pekisko

Core	Non Core	
(red)	(pink)	Rocky Mountain
(green)	(light green)	Gulf Coast
(navy)	(lavender)	Permian Basin
(orange)	(light yellow)	Canada

(1) Net proved reserves as of June 30, 2013.

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* II. Strategic Plan

* Strategic Plan Excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA)

* 9/12 Strategic Plan - Successful Execution Net proceeds for all asset sales since 9/1/12. Includes $8.1 million from Blue Eagle JV dissolution. As of 12/31/2011 As of 8/31/13 Excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA) Drilling days equal to total number of hours drilling divided by 24 hours/day

* Budget Changes Post non-operated Bakken sale, Company elected to raise CAPEX budget from $70 to $85 million Incremental CAPEX being deployed to accelerate growth in core regions Continue to target 2.0x debt/EBITDA(1) by year end 2013 ($ in millions) Budget by Area: 2013E at Early 2013 versus 2013E at Current Jan-13 Aug-13 % of % of Total Total Williston Basin/Bakken $47.4 mm 68% $35.5 mm 42% Gulf Coast/Eagle Ford 19.1 27% 39.3 46% Powder River Basin - 0% - 0% Permian 0.7 1% 5.5 6% Other 2.8 4% 4.7 6% $70.0 mm 100% $85.0 mm 100% Excluding building mortgage and rig loan which are secured by the building and rig, respectively. EBITDA definition per bank loan agreement (excludes Rig EBITDA)

* III. Asset Base Overview

* Bakken / Three Forks Positioned in a Core Area (NorthFork) Operator Abraxas Burlington Continental Hess Kodiak Newfield Petro-Hunt QEP Slawson SM XTO Other SM Nelson 15-11H 20 Stages 24-hr IP rate: 994 bbl/d, 1,417 mcf/d XTO Lund 26-18SH 22 Stages 24-hr IP rate: 1,252 bbl/d, 2,300 mcf/d Abraxas Stenehjem 27-34-1H 17 Stages 24-hr IP rate: 862 bbl/d, 1,365 mcf/d Abraxas Jore Federal 2-11-3H 35 Stages 24-hr IP rate: 761 bbl/d, 1,759 mcf/d XTO Badlands Federal 21X-13 24 Stages 24-hr IP rate: 1,029 bbl/d, 1,458 mcf/d XTO Mariana Trust 12X-20H Recently Completed Results Pending Abraxas Ravin 26-35-1H 23 Stages 24-hr IP rate: 1,008 bbl/d, 1,342 mcf/d Abraxas Lillibridge 20-17-1H 33 Stages 24-hr IP rate: 1,311 bbl/d, 1,636 mcf/d Abraxas Lillibridge 20-17-3H 33 Stages 24-hr IP rate: 1,809 bbl/d, 1,305 mcf/d ___________________________________ Source: HPDI. Horizontal wells drilled since 1/2010 XTO Lundin 11-4SH 16 Stages 24-hr IP rate: 878 bbl/d, 1,535 mcf/d

* North Fork 5 completed wells 700 boepd (8/5/13) 21 wells to drill Pershing Field (Lillibridge) 4 new completions 4,000 bopd, 5.7 mmcfd (8/11/13) 5 wells to drill Bakken / Three Forks Positioned in a Core Area (NorthFork)

* Well Objective Lat. Length Stages 30-day IP (boepd) Well Cost ($mm) Status Ravin 26-35 1H Three Forks 10,000 23 391 $13.0 Producing Stenehjem 27-34 1H Middle Bakken 6,000 17 688 $11.5 Producing Jore Federal 2-11 3H Three Forks 10,000 35 510 $8.7 Producing Ravin 26-35 2H Middle Bakken 10,000 16 421 $10.0 Producing Ravin 26-35 3H Middle Bakken 10,000 26 627 $9.9 Producing Lillibridge 4H Three Forks 8,472 26 922 $8.7 Producing Lillibridge 3H Middle Bakken 10,000 33 1,291 $11.8 Producing Lillibridge 2H Three Forks 9,529 30 958 $9.0 Producing Lillibridge 1H Middle Bakken 10,000 33 1,275 $9.3 Producing Lillibridge 8H Three Forks 10,000 NA NA NA TD Cased Lillibridge 7H Middle Bakken 10,000 NA NA NA TD Cased Lillibridge 6H Three Forks 10,000 NA NA NA Drilling Lateral Lillibridge 5H Middle Bakken 10,000 NA NA NA Intermediate Cased Bakken / Three Forks Focused on Execution

* Bakken / Three Forks Outperforming Type Curve (NorthFork)

* Abraxas’ Eagle Ford Properties Jourdanton Area Atascosa County WyCross Area McMullen County Cave Area McMullen County Index Map: Eagle Ford Trend Jourdanton Area WyCross Area Cave Area

* Eagle Ford Positioned in a Core Area (WyCross) 14 Abraxas-operated wells 13 producing 1 drilling 25% WI in 5,986 gross/4,809.5 net acres Abraxas wells continue to be the best in the area, even on restricted chokes. Best month cumulative oil shown in green AXAS range 14-33 MBO Potential wells 59 locations on 80 acre spacing 112 locations on 40 acre spacing

* Eagle Ford Positioned in a Core Area (WyCross) Well Objective Lat. Length Stages 30-day IP (boepd) Well Cost ($mm) Status Cobra 1H Eagle Ford 5,000 18 957 $10.1 Producing Cobra B 1H Eagle Ford 5,000 19 592 $6.6 Producing Mustang 1H Eagle Ford 5,000 19 1,152 $8.3 Producing Corvette C 1H Eagle Ford 5,000 20 867 $6.1 Producing Gran Torino A 1H Eagle Ford 5,000 21 790 $7.0 Producing Mustang 3H Eagle Ford 5,000 18 1,184 $6.2 Producing Mustang 2H Eagle Ford 5,000 19 511 $6.3 Producing Sting Ray A 1H Eagle Ford 7,500 29 1,033 $9.7 Producing Corvette A 1H Eagle Ford 5,000 19 588 $6.2 Producing Camaro B 4H Eagle Ford 5,000 19 739 $6.4 Producing; 40 Acre Pilot Camaro B 3H Eagle Ford 5,000 19 808 $5.9 Producing; 40 Acre Pilot Gran Torino A 11H Eagle Ford 5,000 19 NA $6.9 Producing Sting Ray A 8H Eagle Ford 7,500 31 NA NA Producing Camaro A 1H Eagle Ford 5,000 19 NA NA Drilling

* Eagle Ford WyCross Outperforming Type Curve

* Eagle Ford Jourdanton 4,000 acre lease block, 100% WI First Abraxas well, Sept 2011 Shot new 3D seismic Next well Q4 2013 Improved geosteering with 3D seismic Deeper fault block with more pressure 50 well potential Austin Chalk and Buda also prospective Abraxas Grass Farm #1H 1st Prod: 9-1-11 Abraxas Blue Eyes #1H Cinco Area Recent Activity Hunt Area Recent Activity Grass Farm 1H

* Eagle Ford Cave Area 410 acre lease block, 100% WI 4 potential locations (red) 9,000’+ lateral length Offset operators include Chesapeake, EOG, & Marathon Best month cumulative oil shown in green Range 14-23 MBO

* Permian Basin – Spires Ranch Vertical Wells (15) Average production: 55.3 MBO 388.4 MMCF Abraxas Horizontal Wells Four drilled (green) Open hole completions Average rate (June 2013): 36.8 bopd 520.6 mcfpd Cum Production (7-28-2013): 46.6 MBO 507.8 MMCF Enhanced completion scheduled mid - September for Spires 129 2H Seven additional locations with enhanced completion potential (red) DEVON Wallace M #1H Recent Cline Shale Completion COKE COUNTY, TX

* Additional Development Areas

* Appendix

* Bakken / Three Forks Positioned in a Core Area (Fairview) Operator Abraxas Brigham Continental Murex Petro-Hunt Whiting XTO Zavanna Zenergy Other Zenergy Cayko 22-27H 30 Stages 24-hr IP Rate: 923 bopd, 767 mcfpd Zenergy Helm 19-30HTF 30 Stages 24-hr IP Rate: 758 bopd, 766 mcfpd Whiting Miller 34-8-1H 12 stages 24-hr IP Rate: 1,304 bopd, 1,023 mcfpd Whiting Langwald 31-17-1H 10 stages 24-hr IP Rate: 834 bopd, 637 mcfpd Whiting Amber Elizabeth 9-4H Proposed 30 stages 24-hr IP Rate: 1,168 bopd, 882 mcfpd Brigham (Statoil) Sundheim 26-35 2H Recently Completed Results Pending Brigham (Statoil) Sundheim 26-35-1H Recently Completed Results Pending ___________________________________ Source: HPDI. Horizontal wells drilled since 1/2010 Whiting Evy June 18-19H Proposed 30 stages 24-hr IP Rate: 612 bopd, 340 mcfpd Zenergy Knels 20-29H 30 Stages 24-hr IP Rate: 671 bopd, 446 mcfpd Zenergy Stepan 16-9H 30 Stages 24-hr IP: 1,309 bopd, 1,029 mcfpd Zenergy Stepan 21-28H 27 Stages 24-hr IP Rate: 741 bopd, 524 mcfpd

* Fairview 4 operated units 2,324 net acres 15 Gross/ 7.3 net operated Middle Bakken locations Three Forks activity limited to date Whiting, most active operator Bakken / Three Forks Positioned in a Core Area (Fairview)

* Powder River Basin Campbell & Converse Co., WY Turner Sand Stone Porcupine Field 26/9 gross/net wells Abraxas Hedgehog State 16-2H Cum Prod. (3/2012-8/2013) Gross/net 45/38 MBO Gross/net 623/526 MMCF Daily average 60 bopd, 1,350 mcfpd 28 EOG Turner wells Average production per well per month 6,609 BO, 63 MMCF Hedgehog 16-2H Production

* Portilla Field San Patricio County, TX Cum Production 80 MMBO + 92 BCFG from Frio sands Current Production: 275-300 bopd Annual Capex of $1 million to maintain flat decline rate Numerous infill and work over opportunities 100% WI ownership Abraxas owns 1,769 surface acres Ideal CO2 candidate, 10% additional recovery = 8 MMBO 100% Surface Ownership

* Permian Basin Spires Ranch SHERIDAN 81 SW NENA LUCIA UNIT SHERIDAN 905 SW NENA LUCIA UNIT Example of Abraxas Horizontal Strawn Well NW SE Nena Lucia Field: Discovered in 1955 Reef build-up currently on waterflood Cum Prod: 38.7 MMBO 114.7 BCF Abraxas’ Spires Ranch: Acreage located West of Nena Lucia Horizontal wells targeting algal mounds that developed in front of the main reef Modified from Toomey and Winland (1973) Nena Lucia LUCIA NENA COKE COUNTY, TX

* Millican Reef & NE Millican: 44 total well locations: 20 Gunsight sand locations 13 King sand locations 11 Gunsight & King sand locations DEVON Price C #1H Recent Cline Shale Completion Millican Reef NE Millican Permian Basin Millican Reef

* Permian Basin Millican Reef W E King Gunsight EXAMPLE ABRAXAS WELL LOCATIONS Millican Reef – Coke County, TX

* Spires Ranch (Nolan County) 5,640 gross/net acres; 920 HBPd Monitoring industry activity Geologic evaluation Logged shales through Spires 89 1H Millican Reef (Coke County) 6,725 gross/net acres Monitoring industry activity Geologic evaluation Permian Basin Spires and Millican Emerging Horizontal

* 30 Active Wells, 3 zones 254 boepd Gross 177 boepd Net Permian Basin Bell, Cherry and Brushy Canyon Production

* Abraxas Cherry Canyon Field 27 active wells 8 Proposed Injection Wells Permian Basin Waterflood Potential

* Montoya 1 active well 1.5 Bcf Gross 198 mcefpd Devonian 5 active wells 60 Bcf Gross 781 mcfepd Permian Basin Howe Deep

* Montoya 6 active Devonian 4 active Ellenburger 1 active 138 Bcf Gross 1,766 mcfepd Permian Basin R.O.C. Deep

Abraxas' "Hidden" Gas Portfolio

ABRAXAS



WARD COUNTY
REEVES COUNTY

2012 Ward County Acquisition

- **Acquisition of Partners' Interests in West Texas**

Purchase Price	$6.7mm[1]
PDP PV-15	$6.7mm[2]
Production	1,440 mcfepd
Reserves	7.613 bcfe
Production	$4,650/mcfe/day
Reserves	$.88/mcfe

Edwards (South Texas)

- PDP: 10.3 bcfe (net)
  - Nordheim 2H: 7.0 bcfe gross
  - Keuster 1H: 10.5 bcfe gross
  - Previous risked offsetting PUD locations 27.9 bcfe (net)
  - 11 gross/7 net locations dropped to PRUD (SEC 5 year rule)
- 7 gross/5 net locations drilled/completed yet to be frac'd unbooked
- Edwards economics
  - New drill $7.0 million/well/4.0 bcfe EUR/F&D $1.73/mcfe
  - 20% ROR at $4.30/mcfe realized price
  - Refrac: $0.7 million/well/0.5 bcfe EUR/F&D $1.40/mcfe
  - 20% ROR at $1.98/mcfe realized price

Montoya / Devonian (Delaware Basin, West Texas)

- PDP 28.0 bcfe (net)
  - Caprito 98 98 01U Devonian 39.0 bcfe gross
  - Howe GU 5 1 Devonian 31.7 bcfe gross
- Previous risked offsetting PUD locations 29.7 bcfe (net)
  - 12 gross/6 net locations dropped to PRUD (SEC 5 year rule)
- Montoya economics
  - $5.0 million/well/6.6 bcfe EUR/F&D $.75/mcfe
  - 20% ROR at $3.16/mcfe realized price
- Devonian economics
  - $5.8 million/well/7.6 bcfe EUR/F&D $0.76/mcfe
  - 20% ROR at $2.51/mcfe realized price

Other

- Eagle Ford Shale, Yoakum 1,908 net acres/~24 net locations, unbooked
- PRB, Turner (~50% gas) 2 gross (1.7 net) PUD/50 gross (13 net) PRUD locations, 40.6 bcfe (net)
- Delaware Basin, Hudgins Ranch: 3 gross/2.6 net PSUD locations, 9.1 bcfe (net)
- Delaware Basin, Nine Mile Draw: 40 gross/31 net PSUD locations 18.0 bcfe (net)
- Wind River, Cow Hollow Field 5 gross/.06 net PRUD locations 0.7 bcfe (net)
- Williston Basin, Red River: 1 gross/.8 net PRUD location 2.1 bcfe (net)
- Uinta, Chapita Wells, unbooked

(1) Net of purchase price adjustments

(2) PV10 calculated using strip pricing as of 5/1/12 = $2.29

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Canada - Duvernay

ABRAXAS

Alberta, Canada: Eastern Shale Basin


FARM-IN BLOCK
LEDUC REEF

Recently Drilled Neighboring Well

EOG Strikes Oil in Duvernay's East Shale Basin

"New public data for EOG's Duvernay horizontal at 1-20-38-28W4 showed a peak calendar -day rate to date of 239 boe/d for December. Oil comprised 88% of the wellhead production stream… We believe there is a possibility EOG is restricting rates or testing the well, meaning it could be producing the well intermittently through the months.
The reported rates are in the ballpark of our Eagle Ford West oil type curve peak rate of ~300 boe/d. Under Crown royalties, the Eagle Ford West type curve results in a break-even price of $82/boe and a per-well NPV of $1 million, assuming a $9 million well cost."
-- ITG, February 7, 2013

Duvernay:

- Net Acres: 42,880 (100% WI)
- Crown: 32 Sections; five year leases
- Farm-out/option: 35 Sections; three year term
- Represents a continuous, self sourced resource contained in a shaley organic rich low permeability reservoir
- Shale assessment and productivity expectations developed based on a review of analogues (i.e. Eagle Ford, Kaybob, Pembina/Willesden Green)
- All critical shale parameters point to the Duvernay being an excellent source and reservoir rock
- Available rock and completion data point to Canaxas lands containing volatile oil hydrocarbons in place

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* NASDAQ: AXAS